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                              Arthur Andersen LLP


                                                                      Exhibit 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30, 1998 incorporated by reference in Chart House Enterprises, Inc.'s Form 10-K for the year ended December 29, 1997 and to all references to our Firm included in this registration statement.

                                        /s/ ARTHUR ANDERSEN LLP


Chicago, Illinois
December 11, 1998